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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)      August 9, 2004
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On August 9, 2004, Citigroup Inc. announced that it had commenced an offer to exchange a new series of Subordinated Notes due 2014 for any and all of its 7.25% Subordinated Notes due 2010.

A press release announcing the exchange offer was issued on August 9, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2004                      CITIGROUP INC.

                                            By:        /s/  John R. Dye
                                                -------------------------------
                                            Name:  John R. Dye
                                            Title: Assistant Secretary

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                                  EXHIBIT INDEX

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
Exhibit Number
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
    99.1        Press Release, dated August 9, 2004, issued by Citigroup Inc.
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